UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Kercheval Avenue Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 20, 2020, Saga Communications, Inc., a Delaware corporation (the “Company”), merged with and into its wholly-owned Florida subsidiary, Saga Communications Reincorporation, Inc. (“Saga Florida”), pursuant to the Agreement and Plan of Merger, dated May 11, 2020 (the “Merger Agreement”), between the parties (the entrance into the Merger Agreement was previously announced in the Current Report on Form 8-K filed with the Commission on May 12, 2020). Beginning at the effective date of the merger, the name of Saga Florida is now “Saga Communications, Inc.” Saga Florida is deemed to be the successor issuer of the Company under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 11, 2020.

The reincorporation of the Company resulted in a change in the state of incorporation from Delaware to Florida, but did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on NASDAQ under the symbol “SGA.” Shareholders are not required to exchange Company shares in connection with the reincorporation because the shares in Saga Florida are deemed to represent an equal number of shares in the Company.

As of May 20, 2020, the effective date of the reincorporation, the rights of the Company’s shareholders began to be governed by the Florida Business Corporation Act, the Articles of Incorporation of Saga Communications, Inc. attached as Exhibit 3.1 and the Bylaws of Saga Communications, Inc. attached as Exhibit 3.2. The form of common stock certificate of Saga Florida is attached as Exhibit 4.1.

Additional information about the reincorporation and a comparison of the rights of shareholders of the Company and Saga Florida can be found in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders (the “2020 Proxy Statement”), filed with the Securities and Exchange Commission on April 16, 2020.

Item 3.03.	Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles of Incorporation of Saga Communications, Inc., a Florida corporation

3.2	Bylaws of Saga Communications, Inc., a Florida corporation

4.1	Form of Common Stock Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: May 20, 2020	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

3.1	Articles of Incorporation of Saga Communications, Inc., a Florida corporation

3.2	Bylaws of Saga Communications, Inc., a Florida corporation

4.1	Form of Common Stock Certificate